UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                         Date of Report: March 23, 2009

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



         Delaware                        1-9494                  13-3228013
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


  727 Fifth Avenue, New York, New York                             10022
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On March 23, 2009, Registrant issued a press release announcing its unaudited earnings and results of operations for the fourth quarter ended January 31, 2009. A copy of the March 23, 2009 press release is attached hereto as Exhibit
99.1 to this Form 8-K.

Item 8.01.     Other Events.

On March 18, 2009, Registrant, Tiffany and Company, Tiffany & Co. International, and each other Subsidiary of Registrant that is a Borrower and is a signatory, delivered to The Bank of New York Mellon, Amendment No. 1 to the Credit Agreement dated July 20, 2005. A copy of Amendment No. 1 is attached hereto as an exhibit.

Registrant makes various grants, awards of cash and stock, and provides various benefits to its directors. A copy of the 2008 Directors Equity Compensation Plan approved by the stockholders on May 15, 2008 is attached hereto as an exhibit.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 2.02 Results of Operations and Financial Condition. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.


Item 9.01.      Financial Statements and Exhibits.

    (c)         Exhibits

                99.1            Press Release dated March 23, 2009.

                10.146b Amendment No. 1 to the Credit Agreement dated July 20, 2005, between The Bank of New York Mellon and Tiffany & Co., Tiffany and Company, Tiffany & Co. International, and each other Subsidiary that is a Borrower.

                4.3a            2008 Directors Equity Compensation Plan.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TIFFANY & CO.


                                      BY: /s/ Patrick B. Dorsey
                                          -------------------------------------
                                          Patrick B. Dorsey
                                          Senior Vice President, General Counsel
                                          and Secretary



Date:  March 23, 2009

                                  EXHIBIT INDEX


Exhibit No.       Description

99.1              Text of Press Release issued by Tiffany & Co., dated
                  March 23, 2009.

10.146b Amendment No. 1 to the Credit Agreement dated July 20, 2005, between The Bank of New York Mellon and Tiffany & Co., Tiffany and Company, Tiffany & Co. International, and each other Subsidiary that is a Borrower.

4.3a              2008 Directors Equity Compensation Plan.